Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE SECOND QUARTER OF 2023

TUPELO, MISSISSIPPI (July 25, 2023) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the second quarter of 2023.

(Dollars in thousands, except earnings per share)	Three Months Ended			Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Net income and earnings per share:
Net income	$28,643	$46,078	$39,678	$74,721	$73,225
After-tax loss on sale of securities	(18,085)	—	—	(17,870)	—
Basic EPS	0.51	0.82	0.71	1.33	1.31
Diluted EPS	0.51	0.82	0.71	1.33	1.30
Impact to diluted EPS from loss on sale of securities	0.32	—	—	0.31	—
Adjusted diluted EPS (Non-GAAP)(1)	0.83	0.82	0.72	1.64	1.32

“We are pleased with our second quarter results in light of the challenging interest rate environment. In the quarter we continued to take steps to add strength and optionality to our balance sheet and benefit earnings,” remarked C. Mitchell Waycaster, Chief Executive Officer of the Company. “The Company’s focus remains on core funding and maintaining a diverse and granular loan portfolio.”

Quarterly Highlights

Earnings
•Net income for the second quarter of 2023 was $28.6 million with diluted EPS of $0.51
•Net interest income (fully tax equivalent) for the second quarter of 2023 was $133.1 million, down $5.4 million on a linked quarter basis
•For the second quarter of 2023, net interest margin was 3.45%, down 21 basis points on a linked quarter basis
•Cost of total deposits was 150 basis points for the second quarter of 2023, up 51 basis points on a linked quarter basis
•Noninterest income decreased $20.1 million on a linked quarter basis primarily due to losses of $22.4 million on securities sales, as detailed below. The Company’s wealth management and insurance lines of business produced solid results during the second quarter of 2023

•The mortgage division generated $0.6 billion in interest rate lock volume in the second quarter of 2023. Gain on sale margin was 1.66% for the second quarter of 2023, up 51 basis points on a linked quarter basis
•Noninterest expense increased $1.5 million during the second quarter of 2023. Annual merit increases contributed to the increase

Balance Sheet
•Loans increased $164.1 million on a linked quarter basis, which represents 5.6% annualized net loan growth
•The securities portfolio decreased $584.2 million on a linked quarter basis, primarily due to the sale of available-for-sale securities, which generated $489 million in proceeds. The Company recognized a pre-tax loss of $22.4 million and used the sale proceeds to pay down FHLB borrowings
•Deposits at June 30, 2023 increased $183.3 million on a linked quarter basis, driven by an increase in brokered deposits of $224 million. Brokered deposits were $1.1 billion at June 30, 2023. Noninterest bearing deposits decreased $365.9 million on a linked quarter basis and represented 27.5% of total deposits at June 30, 2023

Capital and Liquidity
•Book value per share and tangible book value per share (non-GAAP)(1) increased 0.9% and 1.8%, respectively, on a linked quarter basis
•The Company has a $100 million stock repurchase program that is in effect through October 2023; there was no buyback activity during the second quarter of 2023

Credit Quality
•The Company recorded a provision for credit losses on loans of $3.0 million and a recovery of credit losses on unfunded commitments (included in noninterest expense) of $1.0 million for the second quarter of 2023
•The ratio of allowance for credit losses on loans to total loans was relatively stable at 1.63% at June 30, 2023
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 211.85% at June 30, 2023, compared to 259.39% at March 31, 2023
•Net loan charge-offs for the second quarter of 2023 were $3.9 million, or 0.13% of average loans on an annualized basis
•Loans 30-89 days past due to total loans decreased 33 basis points on a linked quarter basis to 0.10%. Nonperforming loans to total loans increased to 0.77% at June 30, 2023 compared to 0.64% at March 31, 2023 and criticized loans (which include classified and special mention loans) to total loans decreased to 2.32% at June 30, 2023, compared to 2.44% at March 31, 2023

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Interest income
Loans held for investment	$173,198	$161,787	$145,360	$123,100	$106,409	$334,985	$202,238
Loans held for sale	2,990	1,737	1,688	2,075	2,586	4,727	5,449
Securities	14,000	15,091	15,241	14,500	12,471	29,091	23,306
Other	6,978	5,430	2,777	3,458	1,954	12,408	2,618
Total interest income	197,166	184,045	165,066	143,133	123,420	381,211	233,611
Interest expense
Deposits	51,391	32,866	17,312	7,241	5,018	84,257	10,655
Borrowings	15,559	15,404	9,918	5,574	4,887	30,963	9,812
Total interest expense	66,950	48,270	27,230	12,815	9,905	115,220	20,467
Net interest income	130,216	135,775	137,836	130,318	113,515	265,991	213,144
Provision for loan losses	3,000	7,960	10,488	9,800	2,000	10,960	3,500
Net interest income after provision for credit losses	127,216	127,815	127,348	120,518	111,515	255,031	209,644
Noninterest income	17,226	37,293	33,395	41,186	37,214	54,519	74,672
Noninterest expense	109,165	107,708	101,582	101,574	98,194	216,873	192,299
Income before income taxes	35,277	57,400	59,161	60,130	50,535	92,677	92,017
Income taxes	6,634	11,322	12,885	13,563	10,857	17,956	18,792
Net income	$28,643	$46,078	$46,276	$46,567	$39,678	$74,721	$73,225

Adjusted net income (non-GAAP)(1)	$46,728	$46,078	$50,324	$44,233	$40,601	$92,591	$74,329
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$59,715	$63,860	$72,187	$66,970	$54,172	$123,575	$96,836

Basic earnings per share	$0.51	$0.82	$0.83	$0.83	$0.71	$1.33	$1.31
Diluted earnings per share	0.51	0.82	0.82	0.83	0.71	1.33	1.30
Adjusted diluted earnings per share (non-GAAP)(1)	0.83	0.82	0.89	0.79	0.72	1.64	1.32
Average basic shares outstanding	56,107,881	56,008,741	55,953,104	55,947,214	55,906,755	56,058,585	55,858,243
Average diluted shares outstanding	56,395,653	56,270,219	56,335,446	56,248,720	56,182,845	56,330,295	56,130,762
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.44	$0.44
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Return on average assets	0.66%	1.09%	1.11%	1.11%	0.96%	0.87%	0.89%
Adjusted return on average assets (non-GAAP)(1)	1.08	1.09	1.20	1.05	0.98	1.08	0.90
Return on average tangible assets (non-GAAP)(1)	0.73	1.19	1.20	1.20	1.04	0.96	0.97
Adjusted return on average tangible assets (non-GAAP)(1)	1.18	1.19	1.30	1.14	1.07	1.18	0.98
Return on average equity	5.18	8.55	8.58	8.50	7.31	6.84	6.67
Adjusted return on average equity (non-GAAP)(1)	8.45	8.55	9.33	8.07	7.48	8.48	6.77
Return on average tangible equity (non-GAAP)(1)	9.91	16.29	15.98	15.64	13.50	13.04	12.18
Adjusted return on average tangible equity (non-GAAP)(1)	15.94	16.29	17.35	14.87	13.81	16.07	12.36
Efficiency ratio (fully taxable equivalent)	72.63	61.26	58.39	58.50	64.37	66.50	66.00
Adjusted efficiency ratio (non-GAAP)(1)	62.98	61.30	56.25	58.78	62.44	62.13	64.63
Dividend payout ratio	43.14	26.83	26.51	26.51	30.99	33.08	33.59

Capital and Balance Sheet Ratios

	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Shares outstanding	56,132,478	56,073,658	55,953,104	55,953,104	55,932,017
Market value per share	$26.13	$30.58	$37.59	$31.28	$28.81
Book value per share	39.35	39.01	38.18	37.39	37.85
Tangible book value per share (non-GAAP)(1)	21.30	20.92	20.02	20.12	20.55
Shareholders’ equity to assets	12.82%	12.52%	12.57%	12.70%	12.74%
Tangible common equity ratio (non-GAAP)(1)	7.37	7.13	7.01	7.26	7.34
Leverage ratio	9.22	9.18	9.36	9.39	9.16
Common equity tier 1 capital ratio	10.30	10.19	10.21	10.64	10.74
Tier 1 risk-based capital ratio	11.09	10.98	11.01	11.47	11.60
Total risk-based capital ratio	14.76	14.68	14.63	15.15	15.34

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Noninterest income
Service charges on deposit accounts	$9,733	$9,120	$10,445	$10,216	$9,734	$18,853	$19,296
Fees and commissions	4,987	4,676	4,470	4,148	4,668	9,663	8,650
Insurance commissions	2,809	2,446	2,501	3,108	2,591	5,255	5,145
Wealth management revenue	5,338	5,140	5,237	5,467	5,711	10,478	11,635
Mortgage banking income	9,771	8,517	5,170	12,675	8,316	18,288	17,949
Net losses on sales of securities	(22,438)	—	—	—	—	(22,438)	—
BOLI income	2,402	3,003	2,487	2,296	2,331	5,405	4,484
Other	4,624	4,391	3,085	3,276	3,863	9,015	7,513
Total noninterest income	$17,226	$37,293	$33,395	$41,186	$37,214	$54,519	$74,672
Noninterest expense
Salaries and employee benefits	$70,637	$69,832	$67,372	$66,463	$65,580	$140,469	$127,819
Data processing	3,684	3,633	3,521	3,526	3,590	7,317	7,853
Net occupancy and equipment	11,865	11,405	11,122	11,266	11,155	23,270	22,431
Other real estate owned	51	30	(59)	34	(187)	81	(428)
Professional fees	4,012	3,467	2,856	3,087	2,778	7,479	5,929
Advertising and public relations	3,482	4,686	3,631	3,229	3,406	8,168	7,465
Intangible amortization	1,369	1,426	1,195	1,251	1,310	2,795	2,676
Communications	2,226	1,980	2,028	1,999	1,904	4,206	3,931
Merger and conversion related expenses	—	—	1,100	—	—	—	687
Restructuring charges	—	—	—	—	1,187	—	732
Other	11,839	11,249	8,816	10,719	7,471	23,088	13,204
Total noninterest expense	$109,165	$107,708	$101,582	$101,574	$98,194	$216,873	$192,299

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Gain on sales of loans, net	$4,646	$4,770	$1,003	$5,263	$3,490	$9,416	$9,537
Fees, net	2,859	1,806	1,849	2,405	3,064	4,665	6,117
Mortgage servicing income, net	2,266	1,941	2,318	5,007	1,762	4,207	2,295
Total mortgage banking income	$9,771	$8,517	$5,170	$12,675	$8,316	$18,288	$17,949

Balance Sheet

(Dollars in thousands)	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Assets
Cash and cash equivalents	$946,899	$847,697	$575,992	$479,500	$1,010,468
Securities held to maturity, at amortized cost	1,273,044	1,300,240	1,324,040	1,353,502	488,851
Securities available for sale, at fair value	950,930	1,507,907	1,533,942	1,569,242	2,528,253
Loans held for sale, at fair value	249,615	159,318	110,105	144,642	196,598
Loans held for investment	11,930,516	11,766,425	11,578,304	11,105,004	10,603,744
Allowance for credit losses on loans	(194,391)	(195,292)	(192,090)	(174,356)	(166,131)
Loans, net	11,736,125	11,571,133	11,386,214	10,930,648	10,437,613
Premises and equipment, net	285,952	287,006	283,595	284,062	284,035
Other real estate owned	5,120	4,818	1,763	2,412	2,807
Goodwill and other intangibles	1,013,046	1,014,415	1,015,884	966,461	967,713
Bank-owned life insurance	377,649	375,572	373,808	371,650	371,298
Mortgage servicing rights	87,432	85,039	84,448	81,980	94,743
Other assets	298,530	320,938	298,385	287,000	235,722
Total assets	$17,224,342	$17,474,083	$16,988,176	$16,471,099	$16,618,101

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$3,878,953	$4,244,877	$4,558,756	$4,827,220	$4,741,397
Interest-bearing	10,216,408	9,667,142	8,928,210	8,604,904	9,022,532
Total deposits	14,095,361	13,912,019	13,486,966	13,432,124	13,763,929
Short-term borrowings	257,305	732,057	712,232	312,818	112,642
Long-term debt	429,630	431,111	428,133	426,821	431,553
Other liabilities	233,418	211,596	224,829	207,055	193,100
Total liabilities	15,015,714	15,286,783	14,852,160	14,378,818	14,501,224

Shareholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	296,483	296,483	296,483	296,483	296,483
Treasury stock	(105,589)	(107,559)	(111,577)	(111,577)	(112,295)
Additional paid-in capital	1,301,883	1,299,458	1,302,422	1,299,476	1,298,207
Retained earnings	907,312	891,242	857,725	823,951	789,880
Accumulated other comprehensive loss	(191,461)	(192,324)	(209,037)	(216,052)	(155,398)
Total shareholders’ equity	2,208,628	2,187,300	2,136,016	2,092,281	2,116,877
Total liabilities and shareholders’ equity	$17,224,342	$17,474,083	$16,988,176	$16,471,099	$16,618,101

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	June 30, 2023			March 31, 2023			June 30, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$11,877,592	$175,549	5.93%	$11,688,534	$163,970	5.68%	$10,477,036	$107,612	4.12%
Loans held for sale	192,539	2,990	6.21%	103,410	1,737	6.72%	227,435	2,586	4.55%
Taxable securities	2,435,442	12,089	1.99%	2,588,148	13,054	2.02%	2,684,624	10,355	1.54%
Tax-exempt securities(1)	413,680	2,429	2.35%	443,996	2,608	2.35%	451,878	2,719	2.41%
Total securities	2,849,122	14,518	2.04%	3,032,144	15,662	2.07%	3,136,502	13,074	1.67%
Interest-bearing balances with banks	524,307	6,978	5.34%	464,229	5,430	4.74%	1,004,226	1,954	0.78%
Total interest-earning assets	15,443,560	200,035	5.19%	15,288,317	186,799	4.94%	14,845,199	125,226	3.38%
Cash and due from banks	189,668			197,782			206,882
Intangible assets	1,013,811			1,011,557			968,441
Other assets	690,885			660,242			610,768
Total assets	$17,337,924			$17,157,898			$16,631,290
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,114,067	$29,185	1.91%	$6,066,770	$20,298	1.36%	$6,571,905	$3,598	0.22%
Savings deposits	1,004,096	813	0.32%	1,052,802	826	0.32%	1,137,607	147	0.05%
Brokered deposits	810,087	10,090	5.00%	395,942	4,318	4.42%	—	—	—%
Time deposits	1,735,093	11,303	2.61%	1,564,658	7,424	1.92%	1,303,735	1,273	0.39%
Total interest-bearing deposits	9,663,343	51,391	2.13%	9,080,172	32,866	1.47%	9,013,247	5,018	0.22%
Borrowed funds	1,204,968	15,559	5.18%	1,281,552	15,404	4.86%	543,728	4,887	3.60%
Total interest-bearing liabilities	10,868,311	66,950	2.47%	10,361,724	48,270	1.89%	9,556,975	9,905	0.42%
Noninterest-bearing deposits	4,039,087			4,386,998			4,714,161
Other liabilities	212,818			222,382			182,617
Shareholders’ equity	2,217,708			2,186,794			2,177,537
Total liabilities and shareholders’ equity	$17,337,924			$17,157,898			$16,631,290
Net interest income/ net interest margin		$133,085	3.45%		$138,529	3.66%		$115,321	3.11%
Cost of funding			1.80%			1.33%			0.28%
Cost of total deposits			1.50%			0.99%			0.15%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Six Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$11,783,585	$339,519	5.81%	$10,293,949	$204,613	4.00%
Loans held for sale	148,221	4,727	6.38%	278,722	5,449	3.91%
Taxable securities(1)	2,511,373	25,143	2.00%	2,592,645	19,137	1.48%
Tax-exempt securities	428,754	5,037	2.35%	445,154	5,354	2.41%
Total securities	2,940,127	30,180	2.05%	3,037,799	24,491	1.61%
Interest-bearing balances with banks	494,434	12,408	5.06%	1,233,241	2,618	0.43%
Total interest-earning assets	15,366,367	386,834	5.07%	14,843,711	237,171	3.21%
Cash and due from banks	193,703			206,559
Intangible assets	1,012,690			966,956
Other assets	675,648			647,254
Total assets	$17,248,408			$16,664,480
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,090,549	$49,483	1.64%	$6,603,986	$7,245	0.22%
Savings deposits	1,028,315	1,639	0.32%	1,117,724	286	0.05%
Brokered deposits	604,158	14,408	4.81%	—	—	—%
Time deposits	1,650,347	18,727	2.29%	1,339,022	3,124	0.47%
Total interest-bearing deposits	9,373,369	84,257	1.81%	9,060,732	10,655	0.24%
Borrowed funds	1,243,049	30,963	5.01%	514,940	9,812	3.82%
Total interest-bearing liabilities	10,616,418	115,220	2.19%	9,575,672	20,467	0.43%
Noninterest-bearing deposits	4,212,081			4,683,446
Other liabilities	217,573			191,938
Shareholders’ equity	2,202,336			2,213,424
Total liabilities and shareholders’ equity	$17,248,408			$16,664,480
Net interest income/ net interest margin		$271,614	3.56%		$216,704	2.94%
Cost of funding			1.57%			0.29%
Cost of total deposits			1.25%			0.16%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Earning asset mix:
Loans held for investment	76.91%	76.45%	70.57%	76.68%	69.35%
Loans held for sale	1.25	0.68	1.53	0.96	1.88
Securities	18.45	19.83	21.13	19.13	20.47
Interest-bearing balances with banks	3.39	3.04	6.77	3.23	8.30
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	27.09%	29.74%	33.03%	28.41%	32.85%
Interest-bearing demand	41.01	41.13	46.05	41.07	46.31
Savings	6.74	7.14	7.97	6.93	7.84
Brokered deposits	5.43	2.68	—	4.07	—
Time deposits	11.64	10.61	9.14	11.13	9.39
Borrowed funds	8.09	8.70	3.81	8.39	3.61
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$364	$392	$2,276	$756	$2,710
Total accretion on purchased loans	874	885	2,021	1,759	3,256
Total impact on net interest income	$1,238	$1,277	$4,297	$2,515	$5,966
Impact on net interest margin	0.03%	0.03%	0.11%	0.03%	0.08%
Impact on loan yield	0.04%	0.04%	0.16%	0.04%	0.12%

Loan Portfolio

(Dollars in thousands)	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Loan Portfolio:
Commercial, financial, agricultural	$1,729,070	$1,740,778	$1,673,883	$1,513,091	$1,497,272
Lease financing	122,370	121,146	115,013	103,357	101,350
Real estate - construction	1,369,019	1,424,352	1,330,337	1,215,056	1,126,363
Real estate - 1-4 family mortgages	3,348,654	3,278,980	3,216,263	3,127,889	3,030,083
Real estate - commercial mortgages	5,252,479	5,085,813	5,118,063	5,016,665	4,717,513
Installment loans to individuals	108,924	115,356	124,745	128,946	131,163
Total loans	$11,930,516	$11,766,425	$11,578,304	$11,105,004	$10,603,744

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Nonperforming Assets:
Nonaccruing loans	$55,439	$56,626	$56,545	$54,278	$43,897
Loans 90 days or more past due	36,321	18,664	331	1,587	617
Total nonperforming loans	91,760	75,290	56,876	55,865	44,514
Other real estate owned	5,120	4,818	1,763	2,412	2,807
Total nonperforming assets	$96,880	$80,108	$58,639	$58,277	$47,321

Criticized Loans
Classified loans	$219,674	$222,701	$200,249	$193,844	$185,267
Special Mention loans	56,616	64,832	86,172	69,883	87,476
Criticized loans(1)	$276,290	$287,533	$286,421	$263,727	$272,743

Allowance for credit losses on loans	$194,391	$195,292	$192,090	$174,356	$166,131
Net loan charge-offs	$3,898	$4,732	$2,566	$1,575	$2,337
Annualized net loan charge-offs / average loans	0.13%	0.16%	0.09%	0.06%	0.09%
Nonperforming loans / total loans	0.77	0.64	0.49	0.50	0.42
Nonperforming assets / total assets	0.56	0.46	0.35	0.35	0.28
Allowance for credit losses on loans / total loans	1.63	1.66	1.66	1.57	1.57
Allowance for credit losses on loans / nonperforming loans	211.85	259.39	337.73	312.10	373.21
Criticized loans / total loans	2.32	2.44	2.47	2.37	2.57
(1) Criticized loans include loans in risk rating classifications of classified and special mention.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, July 26, 2023.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=ICrvDnu5. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2023 Second Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay can be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 3891007 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until August 9, 2023.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 119-year-old financial services institution. Renasant has assets of approximately $17.2 billion and operates 195 banking, lending, mortgage, wealth management and insurance offices throughout the Southeast as well as offering factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) core loan yield, (ii) core net interest income and margin, (iii) adjusted pre-provision net revenue, (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) certain performance ratios (namely, the ratio of adjusted pre-provision net revenue to average assets, the adjusted return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including on an as-adjusted basis)), and (ix) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as, for the most recently-completed quarter, losses on the sale of securities and the recovery of the provision for unfunded commitments, with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof). Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible and charges such as the provision for unfunded commitments (or the recovery thereof) can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$28,643	$46,078	$46,276	$46,567	$39,678	$74,721	$73,225
Income taxes	6,634	11,322	12,885	13,563	10,857	17,956	18,792
Provision for credit losses (including unfunded commitments)	2,000	6,460	10,671	9,800	2,450	8,460	3,400
Pre-provision net revenue (non-GAAP)	$37,277	$63,860	$69,832	$69,930	$52,985	$101,137	$95,417
Merger and conversion expense	—	—	1,100	—	—	—	687
Gain on sale of MSR	—	—	—	(2,960)	—	—	—
Restructuring charges	—	—	—	—	1,187	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	1,255	—	—	—	—
Losses on security sales	22,438	—	—	—	—	22,438	—
Adjusted pre-provision net revenue (non-GAAP)	$59,715	$63,860	$72,187	$66,970	$54,172	$123,575	$96,836

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$28,643	$46,078	$46,276	$46,567	$39,678	$74,721	$73,225
Amortization of intangibles	1,369	1,426	1,195	1,251	1,310	2,795	2,676
Tax effect of adjustments noted above(1)	(266)	(299)	(260)	(265)	(291)	(569)	(594)
Tangible net income (non-GAAP)	$29,746	$47,205	$47,211	$47,553	$40,697	$76,947	$75,307

Net income (GAAP)	$28,643	$46,078	$46,276	$46,567	$39,678	$74,721	$73,225
Merger and conversion expense	—	—	1,100	—	—	—	687
Gain on sale of MSR	—	—	—	(2,960)	—	—	—
Restructuring charges	—	—	—	—	1,187	—	732
Initial provision for acquisitions	—	—	2,820	—	—	—	—
Voluntary reimbursement of certain re-presentment NSF fees	—	—	1,255	—	—	—	—
Losses on security sales	22,438	—	—	—	—	22,438	—
Tax effect of adjustments noted above(1)	(4,353)	—	(1,127)	626	(264)	(4,568)	(315)
Adjusted net income (non-GAAP)	$46,728	$46,078	$50,324	$44,233	$40,601	$92,591	$74,329
Amortization of intangibles	1,369	1,426	1,195	1,251	1,310	2,795	2,676
Tax effect of adjustments noted above(1)	(266)	(299)	(260)	(265)	(291)	(569)	(594)
Adjusted tangible net income (non-GAAP)	$47,831	$47,205	$51,259	$45,219	$41,620	$94,817	$76,411
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,217,708	$2,186,794	$2,139,095	$2,173,408	$2,177,537	$2,202,336	$2,213,424
Average intangible assets	1,013,811	1,011,557	967,005	967,154	968,441	1,012,690	966,956
Average tangible shareholders’ equity (non-GAAP)	$1,203,897	$1,175,237	$1,172,090	$1,206,254	$1,209,096	$1,189,646	$1,246,468

Average assets (GAAP)	$17,337,924	$17,157,898	$16,577,840	$16,645,481	$16,631,290	$17,248,408	$16,664,480
Average intangible assets	1,013,811	1,011,557	967,005	967,154	968,441	1,012,690	966,956
Average tangible assets (non-GAAP)	$16,324,113	$16,146,341	$15,610,835	$15,678,327	$15,662,849	$16,235,718	$15,697,524

Shareholders’ equity (GAAP)	$2,208,628	$2,187,300	$2,136,016	$2,092,281	$2,116,877	$2,208,628	$2,116,877
Intangible assets	1,013,046	1,014,415	1,015,884	966,461	967,713	1,013,046	967,713
Tangible shareholders’ equity (non-GAAP)	$1,195,582	$1,172,885	$1,120,132	$1,125,820	$1,149,164	$1,195,582	$1,149,164

Total assets (GAAP)	$17,224,342	$17,474,083	$16,988,176	$16,471,099	$16,618,101	$17,224,342	$16,618,101
Intangible assets	1,013,046	1,014,415	1,015,884	966,461	967,713	1,013,046	967,713
Total tangible assets (non-GAAP)	$16,211,296	$16,459,668	$15,972,292	$15,504,638	$15,650,388	$16,211,296	$15,650,388

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Adjusted Performance Ratios
Return on average assets (GAAP)	0.66%	1.09%	1.11%	1.11%	0.96%	0.87%	0.89%
Adjusted return on average assets (non-GAAP)	1.08	1.09	1.20	1.05	0.98	1.08	0.90
Return on average tangible assets (non-GAAP)	0.73	1.19	1.20	1.20	1.04	0.96	0.97
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.38	1.51	1.73	1.60	1.31	1.44	1.17
Adjusted return on average tangible assets (non-GAAP)	1.18	1.19	1.30	1.14	1.07	1.18	0.98
Return on average equity (GAAP)	5.18	8.55	8.58	8.50	7.31	6.84	6.67
Adjusted return on average equity (non-GAAP)	8.45	8.55	9.33	8.07	7.48	8.48	6.77
Return on average tangible equity (non-GAAP)	9.91	16.29	15.98	15.64	13.50	13.04	12.18
Adjusted return on average tangible equity (non-GAAP)	15.94	16.29	17.35	14.87	13.81	16.07	12.36

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,395,653	56,270,219	56,335,446	56,248,720	56,182,845	56,330,295	56,130,762

Diluted earnings per share (GAAP)	$0.51	$0.82	$0.82	$0.83	$0.71	$1.33	$1.30
Adjusted diluted earnings per share (non-GAAP)	$0.83	$0.82	$0.89	$0.79	$0.72	$1.64	$1.32

Tangible Book Value Per Share
Shares outstanding	56,132,478	56,073,658	55,953,104	55,953,104	55,932,017	56,132,478	55,932,017

Book value per share (GAAP)	$39.35	$39.01	$38.18	$37.39	$37.85	$39.35	$37.85
Tangible book value per share (non-GAAP)	$21.30	$20.92	$20.02	$20.12	$20.55	$21.30	$20.55

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	12.82%	12.52%	12.57%	12.70%	12.74%	12.82%	12.74%
Tangible common equity ratio (non-GAAP)	7.37%	7.13%	7.01%	7.26%	7.34%	7.37%	7.34%
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$133,085	$138,529	$140,565	$132,435	$115,321	$271,614	$216,704

Total noninterest income (GAAP)	$17,226	$37,293	$33,395	$41,186	$37,214	$54,519	$74,672
Gain on sale of MSR	—	—	—	2,960	—	—	—
Losses on security sales	(22,438)	—	—	—	—	(22,438)	—
Total adjusted noninterest income (non-GAAP)	$39,664	$37,293	$33,395	$38,226	$37,214	$76,957	$74,672

Noninterest expense (GAAP)	$109,165	$107,708	$101,582	$101,574	$98,194	$216,873	$192,299
Amortization of intangibles	1,369	1,426	1,195	1,251	1,310	2,795	2,676
Merger and conversion expense	—	—	1,100	—	—	—	687
Restructuring charges	—	—	—	—	1,187	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	1,255	—	—	—	—
(Recovery of) provision for unfunded commitments	(1,000)	(1,500)	183	—	450	(2,500)	(100)
Total adjusted noninterest expense (non-GAAP)	$108,796	$107,782	$97,849	$100,323	$95,247	$216,578	$188,304

Efficiency ratio (GAAP)	72.63%	61.26%	58.39%	58.50%	64.37%	66.50%	66.00%
Adjusted efficiency ratio (non-GAAP)	62.98%	61.30%	56.25%	58.78%	62.44%	62.13%	64.63%

(Dollars in thousands, except per share data)	Three Months Ended					Six Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Core Net Interest Income and Core Net Interest Margin
Net interest income (FTE) (GAAP)	$133,085	$138,529	$140,565	$132,435	$115,321	$271,614	$216,704
Net interest income collected on problem loans	364	392	161	78	2,276	756	2,710
Accretion recognized on purchased loans	874	885	625	1,317	2,021	1,759	3,256
Non-core net interest income	$1,238	$1,277	$786	$1,395	$4,297	$2,515	$5,966
Core net interest income (FTE) (non-GAAP)	$131,847	$137,252	$139,779	$131,040	$111,024	$269,099	$210,738

Net interest margin (GAAP)	3.45%	3.66%	3.78%	3.54%	3.11%	3.56%	2.94%
Core net interest margin (non-GAAP)	3.43%	3.63%	3.76%	3.50%	3.00%	3.53%	2.86%

Core Loan Yield
Loan interest income (FTE) (GAAP)	$175,549	$163,970	$147,519	$124,614	$107,612	$339,519	$204,613
Net interest income collected on problem loans	364	392	161	78	2,276	756	2,710
Accretion recognized on purchased loans	874	885	625	1,317	2,021	1,759	3,256
Core loan interest income (FTE) (non-GAAP)	$174,311	$162,693	$146,733	$123,219	$103,315	$337,004	$198,647

Loan yield (GAAP)	5.93%	5.68%	5.19%	4.57%	4.12%	5.81%	4.00%
Core loan yield (non-GAAP)	5.89%	5.64%	5.16%	4.52%	3.96%	5.77%	3.89%
(1) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items.

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